Proposed Acquisition of Sandstorm Gold and Horizon Copper Creating a Premier Growth Company in the Gold Streaming and Royalty Sector JULY 7, 2025

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 Important Disclosures No Offer or Solicitation: Communications in this presentation do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Important Additional Information and Where to Find It: In connection with the proposed transactions, Royal Gold, Inc. (“Royal Gold”), Sandstorm Gold Ltd. (“Sandstorm”) and Horizon Copper Corp. (“Horizon”) intend to file materials with the SEC and on SEDAR+, as applicable. Royal Gold plans to file proxy materials with the SEC in connection with the solicitation of proxies for Royal Gold’s special meeting of shareholders (the “Royal Gold Special Meeting”). Prior to the Royal Gold Special Meeting, Royal Gold will file a definitive proxy statement (the “Royal Gold Proxy Statement”), together with a proxy card. Sandstorm intends to file a management information circular (the “Sandstorm Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Sandstorm shareholder approval of the Sandstorm transaction. Horizon intends to file a management information circular (the “Horizon Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Horizon shareholder approval of the Horizon transaction. This presentation is not a substitute for the Royal Gold Proxy Statement, the Sandstorm Circular, the Horizon Circular, or for any other document that Royal Gold, Sandstorm or Horizon may file with the SEC or on SEDAR+ and/or send to their respective security holders in connection with the proposed transactions. INVESTORS AND SECURITYHOLDERS OF ROYAL GOLD, SANDSTORM AND HORIZON ARE URGED TO CAREFULLY AND THOROUGHLY READ THE ROYAL GOLD PROXY STATEMENT, THE SANDSTORM CIRCULAR, AND THE HORIZON CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ROYAL GOLD, SANDSTORM, AND/OR HORIZON WITH THE SEC OR ON SEDAR+ WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROYAL GOLD, SANDSTORM, HORIZON, THE PROPOSED TRANSACTIONS, THE RISKS RELATED THERETO, AND RELATED MATTERS. Securityholders of Royal Gold, Sandstorm, and Horizon will be able to obtain, free of charge, copies of the Royal Gold Proxy Statement, Sandstorm Circular, and Horizon Circular, as each may be amended from time to time, and other relevant documents filed by Royal Gold, Sandstorm, and/or Horizon with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov or at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Royal Gold will be available, free of charge, from Royal Gold’s website at www.royalgold.com under the “Investor Resources” tab or by contacting Royal Gold at (303) 573-1660 or InvestorRelations@royalgold.com. Copies of documents filed on SEDAR+ by Sandstorm will be available free of charge from Sandstorm’s website at www.sandstormgold.com under the “Investors” tab or by contacting Sandstorm at (844) 628-1164 or info@sandstormgold.com. Copies of documents filed on SEDAR+ by Horizon will be available free of charge from Horizon’s website at www.horizoncopper.com under the “Investors” tab or by contacting Horizon at (604) 336-8189 or info@horizoncopper.com. Certain Information Regarding Participants: Royal Gold, Sandstorm, Horizon and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Royal Gold shareholders in connection with the Royal Gold Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Royal Gold Proxy Statement and other materials to be filed with the SEC in connection with the Royal Gold Special Meeting. Information relating to the foregoing can also be found in Royal Gold’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 13, 2025, and Royal Gold’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 4, 2025. To the extent the holdings of Royal Gold’s directors and executive officers in Royal Gold’s securities have changed since the amounts described in the April 4, 2025 proxy statement, such changes have been reflected in the following Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Change in Ownership on Form 4 filed with the SEC with respect to the Company: Form 4, filed by William Heissenbuttel on April 22, 2025; Form 3, filed by Mark Isto on May 27, 2025; and Form 4, filed by Paul Libner on June 10, 2025. These filings can be found at the SEC’s website at www.sec.gov. Information regarding the executive officers and directors of Sandstorm and Horizon is included in their respective management information circulars for their 2025 shareholder meetings filed on SEDAR+ on April 22, 2025 and May 1, 2025, respectively. More detailed and updated information regarding the identity of participants in the solicitation and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Royal Gold Proxy Statement and other materials to be filed with the SEC or on SEDAR+. These documents can be obtained free of charge from the sources indicated above. Use of Certain Measures: We use gold equivalent ounces, or GEOs, in this presentation. Gold equivalent ounces is calculated by Royal Gold as revenue (in total or by reportable segment) for a period divided by the average LBMA PM fixing price for gold for that same period. 1

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 Cautionary Statements Forward-Looking Statements: This presentation includes “forward-looking statements” and “forward-looking information” within the meaning of applicable securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward- looking statements include, among others, statements regarding the following: plans and expectations with respect to the proposed transactions; the results, effects, benefits and synergies of the proposed transactions; the expected timetable for completing the proposed transactions; future growth and opportunities for the combined company; the anticipated impact of the proposed transactions on the combined company’s results of operations, financial position, growth opportunities and competitive position; guidance, projections and any other statements regarding Royal Gold’s, Sandstorm’s or Horizon’s future expectations, beliefs, plans, objectives, or assumptions; operators’ expected operating and financial performance and other anticipated developments relating to their properties and operations, including production, deliveries, environmental and feasibility studies, technical reports, mine plans, capital requirements, liquidity and capital expenditures; anticipated liquidity, capital resources, financing, and stockholder returns; borrowings and repayments under Royal Gold’s revolving credit facility; and prices for gold, silver, copper and other metals. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: the possibility that shareholders of Royal Gold may not approve the issuance of new shares of Royal Gold common stock in the Sandstorm transaction or that security holders of Sandstorm or Horizon may not approve the transactions; the risks that a condition to closing of the transactions may not be satisfied, that a party may terminate an arrangement agreement or that the closing of the transactions might be delayed or not occur at all; delays or adverse decisions regarding regulatory approval of the transactions; potential adverse reactions or changes to business or employee relationships of Royal Gold, Sandstorm or Horizon, including those resulting from the announcement or completion of the transactions; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Royal Gold, Sandstorm and Horizon; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; changes in the price of gold, silver, copper or other metals; operating activities or financial performance of properties on which the Royal Gold, Sandstorm or Horizon hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, other adverse government or court actions, or operational disruptions; changes of control of properties or operators; contractual issues involving stream or royalty agreements; the timing of deliveries of metals from operators and subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; adverse economic and market conditions; effects of health epidemics and pandemics; changes in laws or regulations governing Royal Gold, Sandstorm, Horizon, operators or operating properties; changes in management and key employees; and other factors described in Royal Gold’s reports filed with the SEC, including Item 1A, Risk Factors of Royal Gold’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in the reports filed by Sandstorm and Horizon with the SEC and on SEDAR+, as applicable. Most of these factors are beyond the parties’ ability to predict or control. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward-looking statements. Forward-looking statements speak only as of the date on which they are made. Each of Royal Gold, Sandstorm and Horizon disclaims any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. Statement Regarding Third-Party Information: Certain information provided in this presentation, including information about historical production, production estimates, property descriptions, and property developments, was provided to us by the operators of the relevant properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the SEC. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operators for information regarding those properties. . 2

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 Today’s Speakers Bill Heissenbuttel President and CEO, Royal Gold Inc. Nolan Watson President and CEO, Sandstorm Gold Ltd. Chairman, Horizon Copper Corp. 3

Acquisitions Add High Quality, Long-Life Precious Metals Assets

Accretive transactions cement Royal Gold as a leading North American streaming and royalty company

Accretive and Strategic Growth

- Adds high-quality producing assets, bolstering immediate revenue and cash flow from a larger portfolio
- Adds several cornerstone development stage growth assets
- Accretive to NAV for Royal Gold shareholders

✓ ***Leading growth profile with exploration and development optionality***

Diversified and Gold-Focused Portfolio

- Gold represents 78% of portfolio NAV
- Portfolio NAV remains weighted to Canada and USA
- Well-diversified portfolio with no single asset representing more than ~13% of pro forma NAV[1]

✓ ***Gold-dominant portfolio with sector-leading diversification in mining-friendly jurisdictions***

Unlocks Synergies and Enhances Value

- Simplifies the two-company structure and assets of Sandstorm and Horizon, further unlocking the value of the high-quality underlying assets
- Immediate and recurring cost synergies expected
- Complementary institutional shareholders with positive index implications

✓ ***Realizable synergies and value surfaced from simplifying a complex inter-company structure***

Strengthens Market Position

- Increased scale and growth pipeline further strengthens underlying business fundamentals
- Pro forma forecasted cash flow and financial position reinforces commitment to dividend strategy
- Maintains balance sheet strength and overall liquidity to compete for the best opportunities

✓ ***Leading precious metals streaming and royalty company with strong balance sheet and liquidity***

1 –Consensus NAV (available analyst estimates) as of June 25, 2025.

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025

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ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 Strategic Rationale Significant benefits to Royal Gold, Sandstorm and Horizon shareholders Meaningfully accretive to NAV and mid-to-long-term cash flows Royal Gold Shareholders Sandstorm Shareholders Reinforces organic growth potential with material assets to create strong growth profile Diversifies portfolio across asset concentration and asset stage, while maintaining gold focus Predominantly share consideration maintains strong financial position Cements Royal Gold’s unique market position in the precious metals streaming and royalty sector Attractive immediate premium of 21% on a 20-day VWAP basis (17% premium to the July 3, 2025 closing price) Leverage to the combined company’s growth assets enhanced by broader capital markets presence, trading liquidity, and balance sheet Material all-cash premium of 85% on a 20-day VWAP basis (72% premium to the July 4, 2025 closing price) Immediate recognition for the high-quality nature of Horizon’s asset base including future growth potential Increases production and cash flow from high-quality assets Meaningful equity ownership in a larger and more liquid company Exposure to Royal Gold’s portfolio of top-tier production and cash flow generating assets Horizon Shareholders Participation in capital return via ongoing dividends 5

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 Proposed Transaction • Royal Gold Inc. (“Royal Gold”) to acquire 100% of the common shares of both Sandstorm Gold Ltd. (“Sandstorm”) and Horizon Copper Corp. (“Horizon”) Consideration • Sandstorm shareholders will receive 0.0625 of a Royal Gold share for each Sandstorm share held, implying a purchase price of US$11.24 per share and total equity consideration of US$3.5B based on Royal Gold’s July 3, 2025, closing price on Nasdaq. The exchange ratio implies a premium of 17% to Sandstorm’s July 3, 2025, closing price and a 21% premium to Sandstorm’s 20-day VWAP on the NYSE • Horizon shareholders will receive C$2.00 in cash per share, implying total consideration of US$196M Approvals and Conditions • Royal Gold will require majority approval by its shareholders under Nasdaq stock exchange listing requirements • Sandstorm and Horizon will require approval by shareholders under the Business Corporations Act (British Columbia) and under Multilateral Instrument 61-101, excluding votes held by the prescribed holders • Court approvals, regulatory approvals, and satisfaction of other customary closing conditions Support • Voting and support agreements entered into with all directors and senior officers of Sandstorm representing 1% of total basic shares outstanding • Voting and support agreements entered into with Sandstorm, certain other shareholders, and all directors and senior officers of Horizon representing 54% of total basic shares outstanding Expected Timing • The completion of this transaction is expected to occur in the fourth quarter of 2025 Transaction Summary 6

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 7 Accretive and Strategic Growth Creating a Premier Growth Company in the Gold Streaming and Royalty Sector Diversified and Gold-Focused Portfolio Unlocks Synergies and Enhances Value Strengthens Market Position

ACCRETIVE AND STRATEGIC GROWTH

Addition of High-Quality Production Assets

Diversified production from top-tier assets with strong operators

Antamina



Peru

1.66%
NPI

BHP, GLENCORE, Teck, Mitsubishi Corporation

Greenstone



Canada

2.375%
Gold Stream[1]

EQUINOX GOLD

Fruta Del Norte



Ecuador

0.9%
NSR

LUNDIN GOLD

Chapada



Brazil

4.2%
Copper Stream[1]

lundin mining

Caserones



Chile

0.63%
NSR[2]

lundin mining

1 – Initial stream terms; step-downs apply after certain conditions.
2 – if Cu > $1.25/lb; else, varies.

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025

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ACCRETIVE AND STRATEGIC GROWTH

Addition of Material Growth Assets

Growth assets with enormous potential being advanced by experienced and well-capitalized operators

Platreef



South Africa

37.5% Gold Stream[1]

IVANHOE MINES

MARA



Argentina

20% Gold Stream

GLENCORE

Oyu Tolgoi

Hugo North Extension



Mongolia

4.47%	0.33%	~5%
Gold & Silver Stream[2]	Copper Stream[2]	Indirect Interest[3]

RioTinto

ENTRÉE RESOURCES

Hod Maden



Türkiye

30%	2%
Joint Venture Interest	NSR

SSR MINING

1 – Initial stream terms; step-downs apply after certain conditions.
2 – Stream details reflect bought down rates applicable to the Hugo North Extension ("HNE") assuming the Mongolian government acquires a 34% interest in Entrée Resources' share of the JV.
3 – Horizon holds a 24% equity stake in Entrée Resources, a US$327M market cap. developer that holds a 20% JV interest on the HNE and Heruga deposits at Oyu Tolgoi.

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025

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ACCRETIVE AND STRATEGIC GROWTH

Accretive to NAV for Royal Gold shareholders

Pro Forma Consensus Asset NAV (%)[1,2]

Sandstorm and Horizon to substantially increase Royal Gold net asset value


Royal Gold
Sandstorm
Horizon
23%
Sandstorm Shareholders[3]
27%
3%
70%
+44% Increase in Asset NAV[2]
77%
Royal Gold Shareholders[3]

1 – As a % of total asset NAV.
2 – Consensus NAV (available analyst estimates) as of June 25, 2025.
3 – Derived using an exchange rate of 0.0625x Royal Gold shares per Sandstorm share.

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025

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ACCRETIVE AND STRATEGIC GROWTH

Contribution to Near-Term Production

2025E GEO Production Guidance

Pro Forma Production

Immediate increase in GEO production to >350 koz (+26%) based on Royal Gold and Sandstorm management guidance



Royal Gold[1]
Sandstorm
280k GEO
79%
353k GEO
PF Production[2]
73k GEO
21%

Excludes contribution from Horizon given no 2025 production guidance; ~US$7M EBITDA estimated in 2025[3]

Source: Bloomberg.

1 – Based on mid-point of sales volume guidance and consensus metal prices of US$3,025/oz Au, US$32.95/oz Ag, US$4.20/lb Cu in 2025.

2 – Based on mid-point of company guidance; Excludes incremental contribution from Horizon due to lack of internal guidance or available third-party estimates.

3 – Horizon's 2025E attributable EBITDA is ~US$7M assuming a US$4.50/lb copper price.

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025

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ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 12 Diversified and Gold-Focused Portfolio Accretive and Strategic Growth Creating a Premier Growth Company in the Gold Streaming and Royalty Sector Unlocks Synergies and Enhances Value Strengthens Market Position

DIVERSIFIED AND GOLD-FOCUSED PORTFOLIO

Embedded Growth and Portfolio Optionality

Robust Asset Portfolio with Strong Growth Pipeline[1]


Producing
Development
Evaluation/Exploration
Royal Gold
40
19
112
Sandstorm
40
28
154
PF Royal Gold
80
47
266

- **393 assets in pro forma portfolio**
- **80 assets producing, 47 in development**
- **266 assets (68%) in earlier stages**
- **The largest mining asset portfolio within the streaming and royalty sector**

1 – Asset classification sourced from respective asset handbooks with assets classified as Evaluation, Exploration and Advanced Exploration treated as Evaluation/Exploration.

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025

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ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 78% 11% 9% 3% 28% 13% 10%9% 5% 12% 15% 2% 6% Diversified Commodity and Geographic Exposure 1 – Based on consensus asset NAV (available analyst estimates) as of June 25, 2025. 2. Excludes NAV categorized as “Other Assets”. D I V E R S I F I E D A N D G O L D - F O C U S E D P O R T F O L I O Geographically Diversified by Asset NAV1,2Gold-Focused Portfolio by Asset NAV1,2 ~90% Precious 78% Gold 11% Silver 9% Copper 28% Canada 13% United States 10% Dominican Rep. 9% Chile 5% Brazil 12% Other LatAm 15% Africa 2% Australia 6% Other Strategic focus on precious metals Portfolio concentrated in well-established mining- friendly jurisdictions 3% Other 14

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 Diversified Asset Portfolio 1 – Consensus asset NAV (available analyst estimates) as of June 25, 2025. 2 – Cortez excludes Sandstorm’s Robertson royalty. 3 -- Assumes consolidation of Horizon interests. 4 – Consensus asset NAV based on estimates from two or more brokers except for Horizon's assets which are based on a sole broker estimate. Top 10 Principal Assets by NAV1 PRINCIPAL ASSET % OF NAV Mt. Milligan 13% Pueblo Viejo 10% Cortez2 8% Andacollo 7% Khoemacau 6% Hod Maden3 5% Wassa 3% Platreef 3% Antamina3 3% MARA 3% D I V E R S I F I E D A N D G O L D - F O C U S E D P O R T F O L I O -- 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% Selected Consensus Asset NAV (%)1,2,3,4 Royal Gold will have the largest mining asset portfolio and lowest asset NAV concentration within the sector Royal Gold Sandstorm Top 10 assets comprise ~60% of total asset NAV1 15

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 16 Unlocks Synergies and Enhances Value Accretive and Strategic Growth Creating a Premier Growth Company in the Gold Streaming and Royalty Sector Diversified and Gold-Focused Portfolio Strengthens Market Position

UNLOCKS SYNERGIES AND ENHANCES VALUE

Simplification of Sandstorm-Horizon Ownership Structures

CURRENT


Sandstorm
34% Public Equity
~US$240M Debentures[1]
1.66% Ag Stream
0.55% NPI
~67% Au Stream (20% on 100% basis)
Stream
2% NSR
Horizon Copper
24% Equity Ownership
1.66% NPI
30% JV Interest
Entrée (Oyu Tolgoi Extensions)[2, 3]
Antamina
Hod Maden

PRO FORMA


Royal Gold
Stream
24% Equity Ownership[3]
1.66% NPI
30% JV Interest
2% NSR
Entrée (Oyu Tolgoi Extensions)
Antamina
Hod Maden

Enhanced Value from Simplification

- ✓ Simplified Antamina interest
- ✓ Elimination of redundant G&A expenses, intercompany debt and governance
- ✓ Simplified Hod Maden JV interest provides future strategic flexibility
  - Manh Choh restructuring surfaced significant value

1 – Principal amounts outstanding as at March 31, 2025. 2 – Sandstorm also holds stream interests directly with Entrée. 3 – Horizon holds a 24% equity stake in Entrée, a US$327M market cap. developer that holds a 20% JV interest on the HNE and Heruga deposits at Oyu Tolgoi.

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025

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UNLOCKS SYNERGIES AND ENHANCES VALUE

High Quality Institutional Share Ownership

Pro Forma Shareholders[1]

PF Ownership[1]:
RGLD 77%
SAND 23%


CAPITAL GROUP World[2]
10%
BlackRock
8%
Vanguard
8%
VanEck
5%
State Street
4%
Other Institutional Shareholders
47%
Insiders
2%
Retail & Other
15%

Select Crossover Shareholders

- VanEck
- BlackRock
- Sprott
- Invesco
- CI Financial
- Kopernik Global Investors, LLC
- Crédit Agricole
- Dimensional Fund Advisors Ltd.
- Renaissance
- Two Sigma

1 – Derived using an exchange rate of 0.0625x Royal Gold shares per Sandstorm share. 2 – Excludes ~2% pro forma interest held by Capital Group International; Capital Group International and Capital Group World make investment and proxy voting decisions independently.

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025

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ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 19 Strengthens Market Position Accretive and Strategic Growth Creating a Premier Growth Company in the Gold Streaming and Royalty Sector Diversified and Gold-Focused Portfolio Unlocks Synergies and Enhances Value

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 $41.2 $31.9 $15.4 $4.9 $4.9 $11.9 Wheaton Precious Metals Franco-Nevada PF Royal Gold OR Royalties Triple Flag Large Enough to Compete, Small Enough to Grow Market Capitalization1 (US$B) Source: Company reports, S&P Capital IQ, Bloomberg. 1 – As at July 3, 2025. 2 – Royal Gold GEOs calculated using midpoints of sales volume guidance and consensus metal prices of US$3,025/oz Au, US$32.95/lb Ag, US$4.20/lb Cu in 2025. 3 – Excludes Horizon. 600 – 670 465 – 525 330 – 3752,3 265 – 295 (Standalone)2 80 – 88 105 – 115 PF Royal 3 S T R E N G T H E N S M A R K E T P O S I T I O N 2025 Guidance: (000 GEO) Transactions cement Royal Gold’s unique industry position Increased scale, but small enough to show growth Strong financial position and continued focus on paying a growing dividend 20

ROYAL GOLD, INC. | ROYAL GOLD OFFER TO ACQUIRE SANDSTORM GOLD AND HORIZON COPPER | JULY 7, 2025 Accretive and Strategic Growth Unlocks Synergies and Enhances Value Diversified and Gold-Focused Portfolio Strengthens Market Position Conclusion Creating a Premier Growth Company in the Gold Streaming and Royalty Sector Leading growth profile with exploration and development optionality Gold-dominant portfolio with sector-leading diversification in mining-friendly jurisdictions Realizable synergies and value surfaced from simplifying a complex inter-company structure Leading precious metals streaming and royalty company with strong balance sheet and liquidity 21

Tel. (303) 573-1660 investorrelations@royalgold.com www.royalgold.com